EMPLOYMENT AGREEMENT      EXHIBIT (10)(c)


          THIS EMPLOYMENT AGREEMENT is made and entered into as of the 19TH day of October 1994, by and between LACLEDE STEEL COMPANY, a Delaware corporation ("Employer"), and
JOHN B. McKINNEY ("Employee").
          WHEREAS, Employee desires to be employed by Employer and Employer desires to employ Employee under the terms and conditions set forth in this Agreement; and
          WHEREAS, it is Employer's intention to employ Employee upon the terms and conditions herein, which recognize and compensate Employee for the obligations of Employee undertaken hereunder, including specifically, but not by way of limitation, the agreement of Employee not to compete with the business of Employer, as provided in paragraph 8(a)(iii) (see page 13), for the period provided in paragraph 8(a) upon the termination of Employee's employment by Employer for any reason; it being understood and agreed that Employee is employed by Employer to protect and expand the business of Employer;
          NOW, THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, the parties agree as follows:
          1. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the terms and conditions hereinafter set forth.
          2. Term of Employment. The term of Employee's employment under this Agreement shall be for the period commencing October 19, 1994, and continuing through August 2, 1999, or upon the earlier occurrence of any of the following events:
               (a) Whenever Employer and Employee shall mutually agree in writing to terminate Employee's employment by Employer;
               (b)  Upon the death of Employee;
               (c) For "cause," which shall mean Employee's dishonesty or unlawful acts committed in connection with the business of Employer, and which results in substantial gain or profit to Employee.
               (d) At Employer's option and by action of Employer's Board of Directors on thirty (30) days' written notice in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties as defined under this Agreement for ninety (90) consecutive days or one hundred twenty (120) days (whether or not consecutive) in any twelve (12) month period, as a result of an injury, disease, sickness or other physical or mental incapacity). A determination of Employee's Disability shall be made by a qualified medical doctor licensed to practice in the State of Missouri chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. Employee shall consent to be examined by Employer's medical doctor and shall consent to allow Employee's medical doctor to discuss Employee's medical condition with Employer. Notwithstanding anything to the contrary contained herein, Employee's Disability shall not be deemed to have commenced until full coverage with respect to such Disability shall have been approved by Employer's disability insurance carrier and payment under Employer's group disability policy for such Disability shall have commenced.
          3. Duties of Employee. During Employee's employment by Employer, Employee shall serve Employer to the best of Employee's ability and shall perform such duties as are typically performed by a president and chief executive officer of a steel manufacturing corporation with operations similar to Employer. Employee agrees to devote Employee's time and efforts to the business of Employer (except for usual vacations and reasonable time for attention to personal affairs so long as Employee's performance hereunder is not adversely affected thereby), and to be loyal and faithful at all times, constantly endeavoring to improve Employee's ability and knowledge of the business of Employer in an effort to increase the value of Employee's services for the mutual benefit of Employee and Employer.
          4.  Compensation.
               (a) Employer agrees to pay Employee for Employee's services during the term of Employee's employment hereunder. Employee's base salary shall be the greater of (i) an annual rate of Three Hundred Sixty-Four Thousand Five Hundred ($364,500.00) or (ii) the highest annual base salary authorized by the Board of Directors after the date hereof. Employee's base salary shall be due and payable in twelve (12) equal monthly installments. Additionally, during the term of Employee's employment by Employer hereunder, Employee's compensation shall be reviewed and may be increased and/or Employee may be paid Additional or special compensation including without limitation stock options, stock appreciation rights and other incentive compensation, or bonuses (based on the earnings of Employer, the performance of Employee or otherwise) from time to time by the mutual agreement of Employee and Employer, as determined by the Board of Directors of Employer. In addition, during the term of this Agreement, Employee shall receive such fringe benefits as are made available by Employer from time to time to other employees of Employer at Employee's level of employment.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason including death or Disability, or (ii) by Employer without "cause" (as defined in paragraph 2 herein) or by Employer for any reason during the "Change of Control Period" (as defined in paragraph 5(b) herein), Employee shall be paid incentive compensation for the fiscal year in which such termination occurred in an amount equal to the product of (a) the amount of incentive compensation to which he would have been entitled for such fiscal year had there been no termination of employment and (b) a fraction, the numerator of which is the number of days of such fiscal year in which Employee remained in the employment of Employer and the denominator of which is 365.
          5.  Life Insurance Benefits.
               (a) During the term of this Agreement, Employer shall be obligated to keep in force life insurance on the life of Employee in the amount of One Million Seven Hundred Ten Thousand Seven Hundred Twenty Dollars ($1,710,720.00), Eight Hundred Thousand Dollars ($800,000.00) of which will consist of permanent insurance on the life of Employee owned by Employee or his designee.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason, or (ii) by Employer without "cause" (as defined in paragraph 2 herein), or by Employer for any reason during the period commencing with the date of a Change of Control (as defined in Paragraph 6(b)) and ending the earlier of (a) twenty-four months following the Change of Control, or (b) August 2, 1999, (the "Change of Control Period"), Employer agrees to keep in force the permanent life insurance set forth in subparagraph (a) of this paragraph 5 for the duration of Employee's life. Employer may fulfill this obligation by satisfying the premium requirement so that such permanent insurance is fully paid under the terms of such permanent insurance policy. Employer's obligation to pay permanent life insurance premiums under this subparagraph (b) will survive the term of this Agreement.
               (c) In the event of the termination of Employee's employment by Employer for "cause" (as defined in paragraph 2 herein), other than during the Change of Control Period, then Employer's obligation to pay premiums under this paragraph 5 will cease.
               (d) Employer agrees to reimburse Employee for any tax due on the annual permanent insurance premium paid by Employer.
               (e) The amount of insurance described in subparagraph (a) may be increased by the Board of Directors.
          6.  Termination.
               (a) In the event of the termination of Employee's employment by Employer, without "cause" (as defined in paragraph 2 herein), then, in lieu of any further salary payment pursuant to paragraph 4(a) herein, Employer agrees to pay Employee for the remaining term of this Agreement at an annual rate equal to the average of Employee's "compensation" for the three fiscal years preceding the year of such termination. For this purpose the term "compensation" means Employee's base salary in effect for a particular year plus the incentive compensation received by Employee with respect to services rendered in such year whether or not such incentive compensation is actually paid in such year. Amounts described above due Employee under this paragraph 6(a) shall be due and payable for the duration of the remaining term in equal monthly installments. In addition to the foregoing, Employer shall continue, for the duration of the remaining term, to provide Employee with such additional fringe benefits to which Employee was entitled as of the day immediately prior to the date of such termination.
               (b) In the event of a Change of Control, (as hereinafter defined) Employee may terminate his employment hereunder at any time during the period commencing six months following the Change of Control and ending the earlier of (a) twenty-four months following the Change of Control or (b)
August 2, 1999. If (a) Employee shall terminate his employment during such period for any reason other than death or Disability, (b) Employer shall terminate Employee's employment during the Change of Control Period for any reason, or (c) Employee terminates his employment during the first six (6) months of the Change of Control Period for Good Reason as hereinafter defined, Employer shall pay to Employee upon such termination of employment, in a single lump cash sum, an amount equal to the lesser of (a) Two Million Nine Hundred Thousand Dollars ($2,900,000.00) or (b) One Dollar ($1.00) less than 300% of Employee's Base Amount as hereinafter defined. Such payment shall be in lieu of further salary payments under paragraph 4(a) or payments (other than retirement and deferred compensation payments) under paragraph 6(a). Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall relieve Employer of its obligation of providing Employee with all retirement benefits in accordance with the terms of all retirement and deferred compensation plans in which Employee participates including, without limitation, Employer's obligation under Section IV of the Key Employee Retirement Agreement between Employer and Employee maintained pursuant to the Laclede Steel Company Key Employee Retirement Plan.
          The term "Good Reason" shall mean the failure of Employer to comply with the following requirement: During the Change of Control Period, (i) Employee's base salary, position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held or exercised by or assigned to Employee at any time during the 90-day period immediately preceding the date of the Change of Control and (ii) Employee's services shall be performed at the location where Employee was employed immediately preceding the date of the Change of Control.
          The term "Base Amount" shall mean Employee's average annual compensation from Employer (as reported on Form W-2) for the five consecutive calendar years ending with the calendar year immediately preceding the Change of Control.
          The term "Change of Control" shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"), or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" also means for purposes of this Agreement, regardless of its meaning under the provisions of the Exchange Act:
          (i) The purchase or other acquisition (other than from Employer) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, Employer or its subsidiaries or any employee benefit plan of Employer or its subsidiaries), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of Employer's then outstanding voting securities entitled to vote in the election of directors; or
          (ii) The receipt of proxies for the election of directors of Employer in opposition to management's slate of nominees which proxies aggregate more than 40% of the then outstanding voting stock of Employer; or
          (iii) Individuals who, as of the date hereof, constitute the Board of Directors of Employer (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board, provided that any person (other than a person whose election or nomination or whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) who becomes a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or
          (iv) Approval by the stockholders of Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Employer or of the sale of all or substantially all of the assets of Employer.
               (c) In the event of a determination that payments under paragraph 6(b), together with any other payments which Employee has a right to receive from Employer constitute a "payment" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), then Employer shall pay to Employee, in a lump sum, an amount equal to the sum of (i) any excise tax that would be imposed by Section 4999 of the Code and payable by Employee, and (ii) an additional amount which, when added to the amount of the excise tax payable, equals an aggregate payment sufficient to pay all federal, state and local income taxes due on the aggregate payment, including interest and penalties, and leave a net amount equal to the excise tax payable. For purposes of this paragraph, the term "determination" means
(i) a decision by the Tax Court which has become final, as defined in
Section 7481 of the Code or (ii) a judgment, decree, or other order by any court of competent jurisdiction which has become final. Employer shall pay all reasonable legal fees incurred in connection with a determination on this issue. If both Employer and Employee elect to forego a court proceeding on this issue, Employer agrees to pay Employee the amount set forth in this paragraph 6(c) without a determination and to pay all reasonable legal fees incurred prior to such election.
          7. Extent of Services. Employee shall devote Employee's time, attention and energy to the business of Employer, and shall not during the term of this Agreement, or any extension hereof, without Employer's consent, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Employee from investing his assets in such form or manner as will not require any service on the part of Employee in the operation of the affairs of the corporations or other entities in which Employee may invest his assets.
          8.  Covenants of Employee.
               (a) During the term of Employee's employment with Employer, and for a period of one (1) year after the termination of such employment, for whatever reason, except for the termination of Employee's employment under circumstances which constitute a violation by Employer of the provisions of this Agreement, Employee covenants and agrees that Employee will not (except as required in Employee's duties to Employer), in any manner directly or indirectly:
                    (i) Disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of Employer, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of Employer, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of Employer, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;
                    (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Employer;
                    (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of Employer.
               (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Employee's employment, with any business then being conducted by Employer or as to which Employer has at such time formulated definitive plans to enter; and
(ii) such business makes substantial sales of products competitive with those of Employer in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan and Ohio.
               (c) All of the covenants on behalf of Employee contained in this paragraph 8 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of these covenants.
               (d) It is the intention of the parties to restrict the activities of Employee under this paragraph 8 only to the extent necessary for the protection of legitimate business interests of Employer, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph 8, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.
          9. Expenses. In addition to compensation paid to Employee under paragraph 4 hereof, during the period of Employee's employment, Employer will pay directly or reimburse Employee for reasonable and necessary expenses incurred by Employee in the interest of the business of Employer. All such expenses paid by Employee will be reimbursed by Employer upon presentation by Employee, from time to time, of an itemized account of such expenditures, accompanied by appropriate receipts or other evidence of payment to the extent necessary to permit the deductibility thereof for Federal income tax purposes.
          10. Documents. Employee agrees that all documents, instruments, drawings, plans, contracts, proposals, records, notebooks, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, other than purely personal documents, shall be the property of Employer; and upon the cessation of Employee's employment with Employer, for whatever reason, all of the same then in Employee's possession, whether prepared by Employee or others, will be left with or immediately delivered to Employer.
          11. Remedies. It is agreed that any material breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer and will authorize recourse to injunction and/or specific performance as well as to all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy whether given hereunder or not or whether hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by Employer or Employee shall not constitute a waiver of the right to pursue other available remedies at any time or cumulatively from time-to-time.
          12. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall continue in full force and effect and, subject to paragraph 8(d) hereof, shall be interpreted as if such invalid agreement or covenant were not contained herein.
          13. Waiver or Modification. No amendment, waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any amendment, waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such amendment, waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived or modified except as herein set forth. Failure of Employee or Employer to exercise or otherwise act with respect to any rights granted hereunder in the event of a breach of any of the terms or conditions hereof by the other party, shall not be construed as a waiver of such breach, nor prevent Employee or Employer from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.
          14. Fees and Expenses. If Employee is the prevailing party, Employer shall pay all of Employee's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of (i) Employee's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment) or (ii) Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by Employer under which Employee is or may be entitled to receive benefits.
          15. Notices. All notices, requests, demands or other communications hereunder ("Notice") shall be in writing and shall be given by registered or certified mail, return receipt requested:
if to Employer to:

                    Laclede Steel Company
                    Attn:  Michael H. Lane
                    15th Floor
                    One Metropolitan Square
                    St. Louis, Missouri 63102

and, if to Employee, to:

                    John B. McKinney
                    19 Picardy
                    St. Louis, Missouri 63124

or to such other addresses as to which the parties hereto give Notice in accordance with this paragraph 15.
          16. Construction. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Missouri, notwithstanding the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction. For all purposes hereof, reference to Employer shall include each and every subsidiary and affiliated company of Employer.
          17. Assignability. The services to be performed by Employee hereunder are personal in nature and therefore Employee shall not assign his rights or delegate his obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.
          18. Successors. Subject to the provisions of paragraph 17, this Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns.
          19. Prior Employment Agreements. Any prior Employment Agreement between Employer and Employee is hereby terminated by mutual agreement.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                              ______________________________
                                   JOHN B. McKINNEY

                                                  "Employee"


                              LACLEDE STEEL COMPANY


                              By____________________________
                                Michael H. Lane, Vice President,
                                Treasurer and Secretary

                                                  "Employer"







                           EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is made and entered into as of the 19th day of October 1994, by and between LACLEDE STEEL COMPANY, a Delaware corporation ("Employer"), and JOSEPH W. HEBENSTREIT ("Employee").
          WHEREAS, Employee desires to be employed by Employer and Employer desires to employ Employee under the terms and conditions set forth in this Agreement; and
          WHEREAS, it is Employer's intention to employ Employee upon the terms and conditions herein, which recognize and compensate Employee for the obligations of Employee undertaken hereunder, including specifically, but not by way of limitation, the agreement of Employee not to compete with the business of Employer, as provided in paragraph 8(a)(iii) (see page 12), for the period provided in paragraph 8(a) upon the termination of Employee's employment by Employer for any reason; it being understood and agreed that Employee is employed by Employer to protect and expand the business of Employer;
          NOW, THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, the parties agree as follows:
          20. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the terms and conditions hereinafter set forth.
          21. Term of Employment. The term of Employee's employment under this Agreement shall be for the period commencing October, 1994, and continuing through August 2, 1999, or upon the earlier occurrence of any of the following events:
               (a) Whenever Employer and Employee shall mutually agree in writing to terminate Employee's employment by Employer;
               (b)  Upon the death of Employee;
               (c) For "cause," which shall mean Employee's dishonesty or unlawful acts committed in connection with the business of Employer, and which results in substantial gain or profit to Employee.
               (d) At Employer's option and by action of Employer's Board of Directors on thirty (30) days' written notice in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties as defined under this Agreement for ninety (90) consecutive days or one hundred twenty (120) days (whether or not consecutive) in any twelve (12) month period, as a result of an injury, disease, sickness or other physical or mental incapacity). A determination of Employee's Disability shall be made by a qualified medical doctor licensed to practice in the State of Missouri chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. Employee shall consent to be examined by Employer's medical doctor and shall consent to allow Employee's medical doctor to discuss Employee's medical condition with Employer. Notwithstanding anything to the contrary contained herein, Employee's Disability shall not be deemed to have commenced until full coverage with respect to such Disability shall have been approved by Employer's disability insurance carrier and payment under Employer's group disability policy for such Disability shall have commenced.
          22. Duties of Employee. During Employee's employment by Employer, Employee shall serve Employer to the best of Employee's ability and shall perform such duties as are typically performed by the Employer's executive officer with principal responsibility of managing the Employer's manufacturing operations. Employee agrees to devote Employee's time and efforts to the business of Employer (except for usual vacations and reasonable time for attention to personal affairs so long as Employee's performance hereunder is not adversely affected thereby), and to be loyal and faithful at all times, constantly endeavoring to improve Employee's ability and knowledge of the business of Employer in an effort to increase the value of Employee's services for the mutual benefit of Employee and Employer.
          23.  Compensation.
               (a) Employer agrees to pay Employee for Employee's services during the term of Employee's employment hereunder. Employee's base salary shall be the greater of (i) an annual rate of Two Hundred Forty-Three Thousand Five Hundred Dollars ($243,500.00) or (ii) the highest annual base salary authorized by the Board of Directors after the date hereof. Employee's base salary shall be due and payable in twelve (12) equal monthly installments. Additionally, during the term of Employee's employment by Employer hereunder, Employee's compensation shall be reviewed and may be increased and/or Employee may be paid additional or special compensation including without limitation stock options, stock appreciation rights and other incentive compensation, or bonuses (based on the earnings of Employer, the performance of Employee or otherwise) from time to time by the mutual agreement of Employee and Employer, as determined by the Board of Directors of Employer. In addition, during the term of this Agreement, Employee shall receive such fringe benefits as are made available by Employer from time to time to other employees of Employer at Employee's level of employment.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason including death or Disability, or (ii) by Employer without "cause" (as defined in paragraph 2 herein) or by Employer for any reason during the "Change of Control Period" (as defined in paragraph 5(b) herein), Employee shall be paid incentive compensation for the fiscal year in which such termination occurred in an amount equal to the product of (a) the amount of incentive compensation to which he would have been entitled for such fiscal year had there been no termination of employment and (b) a fraction, the numerator of which is the number of days of such fiscal year in which Employee remained in the employment of Employer and the denominator of which is 365.
          24.  Life Insurance Benefits.
               (a) During the term of this Agreement, Employer shall be obligated to keep in force life insurance on the life of Employee in the amount of One Million Fourteen Thousand Dollars ($1,014,000.00), Six Hundred Thousand Dollars ($600,000.00) of which will consist of permanent insurance on the life of Employee owned by Employee or his designee.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason, or (ii) by Employer without "cause" (as defined in paragraph 2 herein), or by Employer for any reason during the period commencing with the date of a Change of Control (as defined in Paragraph 6(b)) and ending the earlier of (a) twenty-four months following the Change of Control, or (b) August 2, 1999 (the "Change of Control Period") Employer agrees to keep in force the permanent life insurance set forth in subparagraph (a) of this paragraph 5 for the duration of Employee's life. Employer may fulfill this obligation by satisfying the premium requirement so that such permanent insurance is fully paid under the terms of such permanent insurance policy. Employer's obligation to pay permanent life insurance premiums under this subparagraph (b) will survive the term of this Agreement.
               (c) In the event of the termination of Employee's employment by Employer for "cause" (as defined in paragraph 2 herein), other than during the Change of Control Period, then Employer's obligation to pay premiums under this paragraph 5 will cease.
               (d) Employer agrees to reimburse Employee for any tax due on the annual permanent insurance premium paid by Employer.
               (e) The amount of insurance described in subparagraph (a) may be increased by the Board of Directors.
          25.  Termination.
               (a) In the event of the termination of Employee's employment by Employer, without "cause" (as defined in paragraph 2 herein), then, in lieu of any further salary payment pursuant to paragraph 4(a) herein, Employer agrees to pay Employee for the remaining term of this Agreement at an annual rate equal to the average of Employee's "compensation" for the three fiscal years preceding the year of such termination. For this purpose the term "compensation" means Employee's base salary in effect for a particular year plus the incentive compensation received by Employee with respect to services rendered in such year whether or not such incentive compensation is actually paid in such year. Amounts described above due Employee under this paragraph 6(a) shall be due and payable for the duration of the remaining term in equal monthly installments. In addition to the foregoing, Employer shall continue, for the duration of the remaining term, to provide Employee with such additional fringe benefits to which Employee was entitled as of the day immediately prior to the date of such termination.
               (b) In the event of a Change of Control, (as hereinafter defined) Employee may terminate his employment hereunder at any time during the period commencing six months following the Change of Control and ending the earlier of (a) twenty-four months following the Change of Control or (b)
August 2, 1999. If (a) Employee shall terminate his employment during such period for any reason other than death or Disability, (b) Employer shall terminate Employee's employment during the Change of Control Period for any reason, or (c) Employee terminates his employment during the first six (6) months of the Change of Control Period for Good Reason as hereinafter defined, Employer shall pay to Employee upon such termination of employment, in a single lump cash sum, an amount equal to the lesser of (a) One Million Four Hundred Thousand Dollars ($1,400,000.00) or (b) One Dollar ($1.00) less than 300% of Employee's Base Amount as hereinafter defined. Such payment shall be in lieu of further salary payments under paragraph 4(a) or payments (other than retirement and deferred compensation payments) under paragraph 6(a). Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall relieve Employer of its obligation of providing Employee with all retirement benefits in accordance with the terms of all retirement and deferred compensation plans in which Employee participates including, without limitation, Employer's obligation under Section IV of the Key Employee Retirement Agreement between Employer and Employee maintained pursuant to the Laclede Steel Company Key Employee Retirement Plan.
          The term "Good Reason" shall mean the failure of Employer to comply with the following requirement: During the Change of Control Period, (i) Employee's base salary, position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held or exercised by or assigned to Employee at any time during the 90-day period immediately preceding the date of the Change of Control and (ii) Employee's services shall be performed at the location where Employee was employed immediately preceding the date of the Change of Control.
          The term "Base Amount" shall mean Employee's average annual compensation from Employer (as reported on Form W-2) for the five consecutive calendar years ending with the calendar year immediately preceding the Change of Control.
          The term "Change of Control" shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"), or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" also means for purposes of this Agreement, regardless of its meaning under the provisions of the Exchange Act:
          (i) The purchase or other acquisition (other than from Employer) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, Employer or its subsidiaries or any employee benefit plan of Employer or its subsidiaries), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of Employer's then outstanding voting securities entitled to vote in the election of directors; or
          (ii) The receipt of proxies for the election of directors of Employer in opposition to management's slate of nominees which proxies aggregate more than 40% of the then outstanding voting stock of Employer; or
          (iii) Individuals who, as of the date hereof, constitute the Board of Directors of Employer (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board, provided that any person (other than a person whose election or nomination or whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) who becomes a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or
          (iv) Approval by the stockholders of Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Employer or of the sale of all or substantially all of the assets of Employer.
               (c) In the event of a determination that payments under paragraph 6(b), together with any other payments which Employee has a right to receive from Employer constitute a "payment" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), then Employer shall pay to Employee, in a lump sum, an amount equal to the sum of (i) any excise tax that would be imposed by Section 4999 of the Code and payable by Employee, and (ii) an additional amount which, when added to the amount of the excise tax payable, equals an aggregate payment sufficient to pay all federal, state and local income taxes due on the aggregate payment, including interest and penalties, and leave a net amount equal to the excise tax payable. For purposes of this paragraph, the term "determination" means
(i) a decision by the Tax Court which has become final, as defined in
Section 7481 of the Code or (ii) a judgment, decree, or other order by any court of competent jurisdiction which has become final. Employer shall pay all reasonable legal fees incurred in connection with a determination on this issue. If both Employer and Employee elect to forego a court proceeding on this issue, Employer agrees to pay Employee the amount set forth in this paragraph 6(c) without a determination and to pay all reasonable legal fees incurred prior to such election.
          26. Extent of Services. Employee shall devote Employee's time, attention and energy to the business of Employer, and shall not during the term of this Agreement, or any extension hereof, without Employer's consent, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Employee from investing his assets in such form or manner as will not require any service on the part of Employee in the operation of the affairs of the corporations or other entities in which Employee may invest his assets.
          27.  Covenants of Employee.
               (a) During the term of Employee's employment with Employer, and for a period of one (1) year after the termination of such employment, for whatever reason, except for the termination of Employee's employment under circumstances which constitute a violation by Employer of the provisions of this Agreement, Employee covenants and agrees that Employee will not (except as required in Employee's duties to Employer), in any manner directly or indirectly:
                    (i) Disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of Employer, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of Employer, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of Employer, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;
                    (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Employer;
                    (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of Employer.
               (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Employee's employment, with any business then being conducted by Employer or as to which Employer has at such time formulated definitive plans to enter; and
(ii) such business makes substantial sales of products competitive with those of Employer in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan and Ohio.
               (c) All of the covenants on behalf of Employee contained in this paragraph 8 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of these covenants.
               (d) It is the intention of the parties to restrict the activities of Employee under this paragraph 8 only to the extent necessary for the protection of legitimate business interests of Employer, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph 8, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.
          28. Expenses. In addition to compensation paid to Employee under paragraph 4 hereof, during the period of Employee's employment, Employer will pay directly or reimburse Employee for reasonable and necessary expenses incurred by Employee in the interest of the business of Employer. All such expenses paid by Employee will be reimbursed by Employer upon presentation by Employee, from time to time, of an itemized account of such expenditures, accompanied by appropriate receipts or other evidence of payment to the extent necessary to permit the deductibility thereof for Federal income tax purposes.
          29. Documents. Employee agrees that all documents, instruments, drawings, plans, contracts, proposals, records, notebooks, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, other than purely personal documents, shall be the property of Employer; and upon the cessation of Employee's employment with Employer, for whatever reason, all of the same then in Employee's possession, whether prepared by Employee or others, will be left with or immediately delivered to Employer.
          30. Remedies. It is agreed that any material breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer and will authorize recourse to injunction and/or specific performance as well as to all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy whether given hereunder or not or whether hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by Employer or Employee shall not constitute a waiver of the right to pursue other available remedies at any time or cumulatively from time-to-time.
          31. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall continue in full force and effect and, subject to paragraph 8(d) hereof, shall be interpreted as if such invalid agreement or covenant were not contained herein.
          32. Waiver or Modification. No amendment, waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any amendment, waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such amendment, waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived or modified except as herein set forth. Failure of Employee or Employer to exercise or otherwise act with respect to any rights granted hereunder in the event of a breach of any of the terms or conditions hereof by the other party, shall not be construed as a waiver of such breach, nor prevent Employee or Employer from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.
          33. Fees and Expenses. If Employee is the prevailing party, Employer shall pay all of Employee's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of (i) Employee's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment) or (ii) Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by Employer under which Employee is or may be entitled to receive benefits.
          34. Notices. All notices, requests, demands or other communications hereunder ("Notice") shall be in writing and shall be given by registered or certified mail, return receipt requested:
if to Employer to:

                    Laclede Steel Company
                    Attn:  John B. McKinney
                    15th Floor
                    One Metropolitan Square
                    St. Louis, Missouri 63102

and, if to Employee, to:

                    Joseph W. Hebenstreit
                    10 Hunter's Point
                    O'Fallon, Illinois 62269-0452

or to such other addresses as to which the parties hereto give Notice in accordance with this paragraph 15.
          35. Construction. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Missouri, notwithstanding the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction. For all purposes hereof, reference to Employer shall include each and every subsidiary and affiliated company of Employer.
          36. Assignability. The services to be performed by Employee hereunder are personal in nature and therefore Employee shall not assign his rights or delegate his obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.
          37. Successors. Subject to the provisions of paragraph 17, this Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns.
          38. Prior Employment Agreements. Any prior Employment Agreement between Employer and Employee is hereby terminated by mutual agreement.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ______________________________
                                        JOSEPH W. HEBENSTREIT

                                                  "Employee"


                                   LACLEDE STEEL COMPANY


                                   By____________________________
                                     John B. McKinney, President

                                                  "Employer"



















































                          EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is made and entered into as of the 19th day of October 1994, by and between LACLEDE STEEL COMPANY, a Delaware corporation ("Employer"), and MICHAEL H. LANE ("Employee").
          WHEREAS, Employee desires to be employed by Employer and Employer desires to employ Employee under the terms and conditions set forth in this Agreement; and
          WHEREAS, it is Employer's intention to employ Employee upon the terms and conditions herein, which recognize and compensate Employee for the obligations of Employee undertaken hereunder, including specifically, but not by way of limitation, the agreement of Employee not to compete with the business of Employer, as provided in paragraph 8(a)(iii) (see page 13), for the period provided in paragraph 8(a) upon the termination of Employee's employment by Employer for any reason; it being understood and agreed that Employee is employed by Employer to protect and expand the business of Employer;
          NOW, THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, the parties agree as follows:
          39. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the terms and conditions hereinafter set forth.
          40. Term of Employment. The term of Employee's employment under this Agreement shall be for the period commencing October 19, 1994, and continuing through August 2, 1999 or upon the earlier occurrence of any of the following events:
               (a) Whenever Employer and Employee shall mutually agree in writing to terminate Employee's employment by Employer;
               (b)  Upon the death of Employee;
               (c) For "cause," which shall mean Employee's dishonesty or unlawful acts committed in connection with the business of Employer, and which results in substantial gain or profit to Employee.
               (d) At Employer's option and by action of Employer's Board of Directors on thirty (30) days' written notice in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties as defined under this Agreement for ninety (90) consecutive days or one hundred twenty (120) days (whether or not consecutive) in any twelve (12) month period, as a result of an injury, disease, sickness or other physical or mental incapacity). A determination of Employee's Disability shall be made by a qualified medical doctor licensed to practice in the State of Missouri chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. Employee shall consent to be examined by Employer's medical doctor and shall consent to allow Employee's medical doctor to discuss Employee's medical condition with Employer. Notwithstanding anything to the contrary contained herein, Employee's Disability shall not be deemed to have commenced until full coverage with respect to such Disability shall have been approved by Employer's disability insurance carrier and payment under Employer's group disability policy for such Disability shall have commenced.
          41. Duties of Employee. During Employee's employment by Employer, Employee shall serve Employer to the best of Employee's ability and shall perform such duties as are typically performed by the Vice President/Finance and Chief Financial Officer of Employer. Employee agrees to devote Employee's time and efforts to the business of Employer (except for usual vacations and reasonable time for attention to personal affairs so long as Employee's performance hereunder is not adversely affected thereby), and to be loyal and faithful at all times, constantly endeavoring to improve Employee's ability and knowledge of the business of Employer in an effort to increase the value of Employee's services for the mutual benefit of Employee and Employer.
          42.  Compensation.
               (a) Employer agrees to pay Employee for Employee's services during the term of Employee's employment hereunder. Employee's base salary shall be the greater of (i) an annual rate of Two Hundred Forty-Three Thousand Five Hundred Dollars ($243,500.00) or (ii) the highest annual base salary authorized by the Board of Directors after the date hereof. Employee's base salary shall be due and payable in twelve (12) equal monthly installments. Additionally, during the term of Employee's employment by Employer hereunder, Employee's compensation shall be reviewed and may be increased and/or Employee may be paid additional or special compensation including without limitation stock options, stock appreciation rights and other incentive compensation, or bonuses (based on the earnings of Employer, the performance of Employee or otherwise) from time to time by the mutual agreement of Employee and Employer, as determined by the Board of Directors of Employer. In addition, during the term of this Agreement, Employee shall receive such fringe benefits as are made available by Employer from time to time to other employees of Employer at Employee's level of employment.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason including death or Disability, or (ii) by Employer without "cause" (as defined in paragraph 2 herein) or by Employer for any reason during the "Change of Control Period" (as defined in paragraph 5(b) herein), Employee shall be paid incentive compensation for the fiscal year in which such termination occurred in an amount equal to the product of (a) the amount of incentive compensation to which he would have been entitled for such fiscal year had there been no termination of employment and (b) a fraction, the numerator of which is the number of days of such fiscal year in which Employee remained in the employment of Employer and the denominator of which is 365.
          43.  Life Insurance Benefits.
               (a) During the term of this Agreement, Employer shall be obligated to keep in force life insurance on the life of Employee in the amount of One Million Fourteen Thousand Dollars ($1,014,000.00), Six Hundred Thousand Dollars ($600,000.00) of which will consist of permanent insurance on the life of Employee owned by Employee or his designee.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason, or (ii) by Employer without "cause" (as defined in paragraph 2 herein), or by Employer for any reason during the period commencing with the date of a Change of Control (as defined in Paragraph 6(b)) and ending the earlier of (a) twenty-four months following the Change of Control, or (b) August 2, 1999, (the "Change of Control Period"), Employer agrees to keep in force the permanent life insurance set forth in subparagraph (a) of this paragraph 5 for the duration of Employee's life. Employer may fulfill this obligation by satisfying the premium requirement so that such permanent insurance is fully paid under the terms of such permanent insurance policy. Employer's obligation to pay permanent life insurance premiums under this subparagraph (b) will survive the term of this Agreement.
               (c) In the event of the termination of Employee's employment by Employer for "cause" (as defined in paragraph 2 herein), other than during the Change of Control Period, then Employer's obligation to pay premiums under this paragraph 5 will cease.
               (d) Employer agrees to reimburse Employee for any tax due on the annual permanent insurance premium paid by Employer.
               (e) The amount of insurance described in subparagraph (a) may be increased by the Board of Directors.
          44.  Termination.
               (a) In the event of the termination of Employee's employment by Employer, without "cause" (as defined in paragraph 2 herein), then, in lieu of any further salary payment pursuant to paragraph 4(a) herein, Employer agrees to pay Employee for the remaining term of this Agreement at an annual rate equal to the average of Employee's "compensation" for the three fiscal years preceding the year of such termination. For this purpose the term "compensation" means Employee's base salary in effect for a particular year plus the incentive compensation received by Employee with respect to services rendered in such year whether or not such incentive compensation is actually paid in such year. Amounts described above due Employee under this paragraph 6(a) shall be due and payable for the duration of the remaining term in equal monthly installments. In addition to the foregoing, Employer shall continue, for the duration of the remaining term, to provide Employee with such additional fringe benefits to which Employee was entitled as of the day immediately prior to the date of such termination.
               (b) In the event of a Change of Control, (as hereinafter defined) Employee may terminate his employment hereunder at any time during the period commencing six months following the Change of Control and ending the earlier of (a) twenty-four months following the Change of Control or (b)
August 2, 1999. If (a) Employee shall terminate his employment during such period for any reason other than death or Disability, (b) Employer shall terminate Employee's employment during the Change of Control Period for any reason, or (c) Employee terminates his employment during the first six (6) months of the Change of Control Period for Good Reason as hereinafter defined, Employer shall pay to Employee upon such termination of employment, in a single lump cash sum, an amount equal to the lesser of (a) One Million Four Hundred Thousand Dollars ($1,400,000.00) or (b) One Dollar ($1.00) less than 300% of Employee's Base Amount as hereinafter defined. Such payment shall be in lieu of further salary payments under paragraph 4(a) or payments (other than retirement and deferred compensation payments) under paragraph 6(a). Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall relieve Employer of its obligation of providing Employee with all retirement benefits in accordance with the terms of all retirement and deferred compensation plans in which Employee participates including, without limitation, Employer's obligation under Section IV of the Key Employee Retirement Agreement between Employer and Employee maintained pursuant to the Laclede Steel Company Key Employee Retirement Plan.
          The term "Good Reason" shall mean the failure of Employer to comply with the following requirement: During the Change of Control Period, (i) Employee's base salary, position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held or exercised by or assigned to Employee at any time during the 90-day period immediately preceding the date of the Change of Control and (ii) Employee's services shall be performed at the location where Employee was employed immediately preceding the date of the Change of Control.
          The term "Base Amount" shall mean Employee's average annual compensation from Employer (as reported on Form W-2) for the five consecutive calendar years ending with the calendar year immediately preceding the Change of Control.
          The term "Change of Control" shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"), or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" also means for purposes of this Agreement, regardless of its meaning under the provisions of the Exchange Act:
          (i) The purchase or other acquisition (other than from Employer) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, Employer or its subsidiaries or any employee benefit plan of Employer or its subsidiaries), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of Employer's then outstanding voting securities entitled to vote in the election of directors; or
          (ii) The receipt of proxies for the election of directors of Employer in opposition to management's slate of nominees which proxies aggregate more than 40% of the then outstanding voting stock of Employer; or
          (iii) Individuals who, as of the date hereof, constitute the Board of Directors of Employer (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board, provided that any person (other than a person whose election or nomination or whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) who becomes a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or
          (iv) Approval by the stockholders of Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Employer or of the sale of all or substantially all of the assets of Employer.
               (c) In the event of a determination that payments under paragraph 6(b), together with any other payments which Employee has a right to receive from Employer constitute a "payment" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), then Employer shall pay to Employee, in a lump sum, an amount equal to the sum of (i) any excise tax that would be imposed by Section 4999 of the Code and payable by Employee, and (ii) an additional amount which, when added to the amount of the excise tax payable, equals an aggregate payment sufficient to pay all federal, state and local income taxes due on the aggregate payment, including interest and penalties, and leave a net amount equal to the excise tax payable. For purposes of this paragraph, the term "determination" means
(i) a decision by the Tax Court which has become final, as defined in
Section 7481 of the Code or (ii) a judgment, decree, or other order by any court of competent jurisdiction which has become final. Employer shall pay all reasonable legal fees incurred in connection with a determination on this issue. If both Employer and Employee elect to forego a court proceeding on this issue, Employer agrees to pay Employee the amount set forth in this paragraph 6(c) without a determination and to pay all reasonable legal fees incurred prior to such election.
          45. Extent of Services. Employee shall devote Employee's time, attention and energy to the business of Employer, and shall not during the term of this Agreement, or any extension hereof, without Employer's consent, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Employee from investing his assets in such form or manner as will not require any service on the part of Employee in the operation of the affairs of the corporations or other entities in which Employee may invest his assets.
          46.  Covenants of Employee.
               (a) During the term of Employee's employment with Employer, and for a period of one (1) year after the termination of such employment, for whatever reason, except for the termination of Employee's employment under circumstances which constitute a violation by Employer of the provisions of this Agreement, Employee covenants and agrees that Employee will not (except as required in Employee's duties to Employer), in any manner directly or indirectly:
                    (i) Disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of Employer, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of Employer, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of Employer, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;
                    (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Employer;
                    (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of Employer.
               (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Employee's employment, with any business then being conducted by Employer or as to which Employer has at such time formulated definitive plans to enter; and
(ii) such business makes substantial sales of products competitive with those of Employer in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan and Ohio.
               (c) All of the covenants on behalf of Employee contained in this paragraph 8 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of these covenants.
               (d) It is the intention of the parties to restrict the activities of Employee under this paragraph 8 only to the extent necessary for the protection of legitimate business interests of Employer, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph 8, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.
          47. Expenses. In addition to compensation paid to Employee under paragraph 4 hereof, during the period of Employee's employment, Employer will pay directly or reimburse Employee for reasonable and necessary expenses incurred by Employee in the interest of the business of Employer. All such expenses paid by Employee will be reimbursed by Employer upon presentation by Employee, from time to time, of an itemized account of such expenditures, accompanied by appropriate receipts or other evidence of payment to the extent necessary to permit the deductibility thereof for Federal income tax purposes.
          48. Documents. Employee agrees that all documents, instruments, drawings, plans, contracts, proposals, records, notebooks, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, other than purely personal documents, shall be the property of Employer; and upon the cessation of Employee's employment with Employer, for whatever reason, all of the same then in Employee's possession, whether prepared by Employee or others, will be left with or immediately delivered to Employer.
          49. Remedies. It is agreed that any material breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer and will authorize recourse to injunction and/or specific performance as well as to all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy whether given hereunder or not or whether hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by Employer or Employee shall not constitute a waiver of the right to pursue other available remedies at any time or cumulatively from time-to-time.
          50. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall continue in full force and effect and, subject to paragraph 8(d) hereof, shall be interpreted as if such invalid agreement or covenant were not contained herein.
          51. Waiver or Modification. No amendment, waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any amendment, waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such amendment, waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived or modified except as herein set forth. Failure of Employee or Employer to exercise or otherwise act with respect to any rights granted hereunder in the event of a breach of any of the terms or conditions hereof by the other party, shall not be construed as a waiver of such breach, nor prevent Employee or Employer from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.
          52. Fees and Expenses. If Employee is the prevailing party, Employer shall pay all of Employee's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of (i) Employee's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment) or (ii) Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by Employer under which Employee is or may be entitled to receive benefits.
          53. Notices. All notices, requests, demands or other communications hereunder ("Notice") shall be in writing and shall be given by registered or certified mail, return receipt requested:
if to Employer to:

                    Laclede Steel Company
                    Attn:  John B. McKinney
                    15th Floor
                    One Metropolitan Square
                    St. Louis, Missouri 63102

and, if to Employee, to:

                    Michael H. Lane
                    7350 Westover Colonial Lane
                    St. Louis, Missouri  63119

or to such other addresses as to which the parties hereto give Notice in accordance with this paragraph 15.
          54. Construction. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Missouri, notwithstanding the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction. For all purposes hereof, reference to Employer shall include each and every subsidiary and affiliated company of Employer.
          55. Assignability. The services to be performed by Employee hereunder are personal in nature and therefore Employee shall not assign his rights or delegate his obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.
          56. Successors. Subject to the provisions of paragraph 17, this Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns.
          57. Prior Employment Agreements. Any prior Employment Agreement between Employer and Employee is hereby terminated by mutual agreement.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ______________________________
                                        MICHAEL H. LANE

                                                  "Employee"


                                   LACLEDE STEEL COMPANY


                                   By____________________________
                                     John B. McKinney, President

                                                  "Employer"










                           EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is made and entered into as of the 19th day of October 1994, by and between LACLEDE STEEL COMPANY, a Delaware corporation ("Employer"), and H. BRUCE NETHINGTON ("Employee").
          WHEREAS, Employee desires to be employed by Employer and Employer desires to employ Employee under the terms and conditions set forth in this Agreement; and
          WHEREAS, it is Employer's intention to employ Employee upon the terms and conditions herein, which recognize and compensate Employee for the obligations of Employee undertaken hereunder, including specifically, but not by way of limitation, the agreement of Employee not to compete with the business of Employer, as provided in paragraph 8(a)(iii) (see page 12), for the period provided in paragraph 8(a) upon the termination of Employee's employment by Employer for any reason; it being understood and agreed that Employee is employed by Employer to protect and expand the business of Employer;
          NOW, THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, the parties agree as follows:
          58. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the terms and conditions hereinafter set forth.
          59. Term of Employment. The term of Employee's employment under this Agreement shall be for the period commencing October 19, 1994, and continuing through August 2, 1999, or upon the earlier occurrence of any of the following events:
               (a) Whenever Employer and Employee shall mutually agree in writing to terminate Employee's employment by Employer;
               (b)  Upon the death of Employee;
               (c) For "cause," which shall mean Employee's dishonesty or unlawful acts committed in connection with the business of Employer, and which results in substantial gain or profit to Employee.
               (d) At Employer's option and by action of Employer's Board of Directors on thirty (30) days' written notice in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties as defined under this Agreement for ninety (90) consecutive days or one hundred twenty (120) days (whether or not consecutive) in any twelve (12) month period, as a result of an injury, disease, sickness or other physical or mental incapacity). A determination of Employee's Disability shall be made by a qualified medical doctor licensed to practice in the State of Missouri chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. Employee shall consent to be examined by Employer's medical doctor and shall consent to allow Employee's medical doctor to discuss Employee's medical condition with Employer. Notwithstanding anything to the contrary contained herein, Employee's Disability shall not be deemed to have commenced until full coverage with respect to such Disability shall have been approved by Employer's disability insurance carrier and payment under Employer's group disability policy for such Disability shall have commenced.
          60. Duties of Employee. During Employee's employment by Employer, Employee shall serve Employer to the best of Employee's ability and shall perform such duties as are typically performed by Employer's employee responsible for Human Resources, Collective Bargaining and Labor Relations. Employee agrees to devote Employee's time and efforts to the business of Employer (except for usual vacations and reasonable time for attention to personal affairs so long as Employee's performance hereunder is not adversely affected thereby), and to be loyal and faithful at all times, constantly endeavoring to improve Employee's ability and knowledge of the business of Employer in an effort to increase the value of Employee's services for the mutual benefit of Employee and Employer.
          61.  Compensation.
               (a) Employer agrees to pay Employee for Employee's services during the term of Employee's employment hereunder. Employee's base salary shall be the greater of (i) an annual rate of One Hundred Sixty-Seven Thousand Five Hundred Dollars ($167,500.00) (ii) the highest annual base salary authorized by Employer for Employee after the date hereof. Employee's base salary shall be due and payable in twelve (12) equal monthly installments. Additionally, during the term of Employee's employment by Employer hereunder, Employee's compensation shall be reviewed and may be increased and/or Employee may be paid additional or special compensation including without limitation stock options, stock appreciation rights and other incentive compensation, or bonuses (based on the earnings of Employer, the performance of Employee or otherwise) from time to time by the mutual agreement of Employee and Employer, as determined by Employer. In addition, during the term of this Agreement, Employee shall receive such fringe benefits as are made available by Employer from time to time to other employees of Employer at Employee's level of employment.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason including death or Disability, or (ii) by Employer without "cause" (as defined in paragraph 2 herein) or by Employer for any reason during the "Change of Control Period" (as defined in paragraph 5(b) herein), Employee shall be paid incentive compensation for the fiscal year in which such termination occurred in an amount equal to the product of (a) the amount of incentive compensation to which he would have been entitled for such fiscal year had there been no termination of employment and (b) a fraction, the numerator of which is the number of days of such fiscal year in which Employee remained in the employment of Employer and the denominator of which is 365.
          62.  Life Insurance Benefits.
               (a) During the term of this Agreement, Employer shall be obligated to keep in force life insurance on the life of Employee in the amount of Three Hundred Ninety-Five Thousand Dollars ($395,000.00), Three Hundred Thousand Dollars ($300,000.00) of which will consist of permanent insurance on the life of Employee owned by Employee or his designee.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason, or (ii) by Employer without "cause" (as defined in paragraph 2 herein), or by Employer for any reason during the period commencing with the date of a Change of Control (as defined in Paragraph 6(b)) and ending the earlier of (a) twenty-four months following the Change of Control, or (b) August 2, 1999, (the "Change of Control Period"), Employer agrees to keep in force the permanent life insurance set forth in subparagraph (a) of this paragraph 5 for the duration of Employee's life. Employer may fulfill this obligation by satisfying the premium requirement so that such permanent insurance is fully paid under the terms of such permanent insurance policy. Employer's obligation to pay permanent life insurance premiums under this subparagraph (b) will survive the term of this Agreement.
               (c) In the event of the termination of Employee's employment by Employer for "cause" (as defined in paragraph 2 herein), other than during the Change of Control Period, then Employer's obligation to pay premiums under this paragraph 5 will cease.
               (d) Employer agrees to reimburse Employee for any tax due on the annual permanent insurance premium paid by Employer.
               (e) The amount of insurance described in subparagraph (a) may be increased by the Board of Directors.
          6.  Termination.
               (a) In the event of the termination of Employee's employment by Employer, without "cause" (as defined in paragraph 2 herein), then, in lieu of any further salary payment pursuant to paragraph 4(a) herein, Employer agrees to pay Employee for the remaining term of this Agreement at an annual rate equal to the average of Employee's "compensation" for the three fiscal years preceding the year of such termination. For this purpose the term "compensation" means Employee's base salary in effect for a particular year plus the incentive compensation received by the Employee with respect to services rendered in such year whether or not such incentive compensation is actually paid in such year. Amounts described above due Employee under this paragraph 6(a) shall be due and payable for the duration of the remaining term in equal monthly installments. In addition to the foregoing, Employer shall continue, for the duration of the remaining term, to provide Employee with such additional fringe benefits to which Employee was entitled as of the day immediately prior to the date of such termination.
               (b) If (a) Employer shall terminate Employee's employment for any reason during the period commencing with the date of a Change of Control (as hereinafter defined) and ending the earlier of (i) twenty-four months after the Change of Control, or (ii) August 2, 1999 (the "Change of Control Period"), or (b) Employee shall terminate his employment during the Change of Control Period for Good Reason as hereinafter defined, Employer shall pay to Employee upon such termination of employment, in a single lump cash sum, an amount equal to the lesser of (a) Three Hundred Fifty Thousand Dollars ($350,000) or (b) One Dollar ($1.00) less than 300% of Employee's Base Amount as hereinafter defined. Such payment shall be in lieu of further salary payments under paragraph 4(a) or payments (other than retirement and deferred compensation payments) under paragraph 6(a). Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall relieve Employer of its obligation of providing Employee with all retirement benefits in accordance with the terms of all retirement and deferred compensation plans in which Employee participates, including without limitation, Employer's obligation under Section IV of the Key Employee Retirement Agreement between Employer and Employee maintained pursuant to the Laclede Steel Company Key Employee Retirement Plan.
          The term "Good Reason" shall mean the failure of Employer to comply with the following requirement: During the Change of Control Period, (i) Employee's base salary, position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held or exercised by or assigned to Employee at any time during the 90-day period immediately preceding the date of the Change of Control and (ii) Employee's services shall be performed at the location where Employee was employed immediately preceding the date of the Change of Control.
          The term "Base Amount" shall mean Employee's average annual compensation from Employer (as reported on Form W-2) for the five consecutive calendar years ending with the calendar year immediately preceding the Change of Control.
          The term "Change of Control" shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"), or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" also means for purposes of this Agreement, regardless of its meaning under the provisions of the Exchange Act:
          (i) The purchase or other acquisition (other than from Employer) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, Employer or its subsidiaries or any employee benefit plan of Employer or its subsidiaries), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of Employer's then outstanding voting securities entitled to vote in the election of directors; or
          (ii) The receipt of proxies for the election of directors of Employer in opposition to management's slate of nominees which proxies aggregate more than 40% of the then outstanding voting stock of Employer; or
          (iii) Individuals who, as of the date hereof, constitute the Board of Directors of Employer (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board, provided that any person (other than a person whose election or nomination or whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) who becomes a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or
          (iv) Approval by the stockholders of Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Employer or of the sale of all or substantially all of the assets of Employer.
               (c) In the event of a determination that payments under paragraph 6(b), together with any other payments which Employee has a right to receive from Employer constitute a "payment" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), then Employer shall pay to Employee, in a lump sum, an amount equal to the sum of (i) any excise tax that would be imposed by Section 4999 of the Code and payable by Employee, and (ii) an additional amount which, when added to the amount of the excise tax payable, equals an aggregate payment sufficient to pay all federal, state and local income taxes due on the aggregate payment, including interest and penalties, and leave a net amount equal to the excise tax payable. For purposes of this paragraph, the term "determination" means
(i) a decision by the Tax Court which has become final, as defined in
Section 7481 of the Code or (ii) a judgment, decree, or other order by any court of competent jurisdiction which has become final. Employer shall pay all reasonable legal fees incurred in connection with a determination on this issue. If both Employer and Employee elect to forego a court proceeding on this issue, Employer agrees to pay Employee the amount set forth in this paragraph 6(c) without a determination and to pay all reasonable legal fees incurred prior to such election.
          7. Extent of Services. Employee shall devote Employee's time, attention and energy to the business of Employer, and shall not during the term of this Agreement, or any extension hereof, without Employer's consent, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Employee from investing his assets in such form or manner as will not require any service on the part of Employee in the operation of the affairs of the corporations or other entities in which Employee may invest his assets.
          8.  Covenants of Employee.
               (a) During the term of Employee's employment with Employer, and for a period of one (1) year after the termination of such employment, for whatever reason, except for the termination of Employee's employment under circumstances which constitute a violation by Employer of the provisions of this Agreement, Employee covenants and agrees that Employee will not (except as required in Employee's duties to Employer), in any manner directly or indirectly:
                    (i) Disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of Employer, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of Employer, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of Employer, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;
                    (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Employer;
                    (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of Employer.
               (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Employee's employment, with any business then being conducted by Employer or as to which Employer has at such time formulated definitive plans to enter; and
(ii) such business makes substantial sales of products competitive with those of Employer in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan and Ohio.
               (c) All of the covenants on behalf of Employee contained in this paragraph 8 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of these covenants.
               (d) It is the intention of the parties to restrict the activities of Employee under this paragraph 8 only to the extent necessary for the protection of legitimate business interests of Employer, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph 8, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.
          9 Expenses. In addition to compensation paid to Employee under paragraph 4 hereof, during the period of Employee's employment, Employer will pay directly or reimburse Employee for reasonable and necessary expenses incurred by Employee in the interest of the business of Employer. All such expenses paid by Employee will be reimbursed by Employer upon presentation by Employee, from time to time, of an itemized account of such expenditures, accompanied by appropriate receipts or other evidence of payment to the extent necessary to permit the deductibility thereof for Federal income tax purposes.
          10. Documents. Employee agrees that all documents, instruments, drawings, plans, contracts, proposals, records, notebooks, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, other than purely personal documents, shall be the property of Employer; and upon the cessation of Employee's employment with Employer, for whatever reason, all of the same then in Employee's possession, whether prepared by Employee or others, will be left with or immediately delivered to Employer.
          11. Remedies. It is agreed that any material breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer and will authorize recourse to injunction and/or specific performance as well as to all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy whether given hereunder or not or whether hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by Employer or Employee shall not constitute a waiver of the right to pursue other available remedies at any time or cumulatively from time-to-time.
          12. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall continue in full force and effect and, subject to paragraph 8(d) hereof, shall be interpreted as if such invalid agreement or covenant were not contained herein.
          13 Waiver or Modification. No amendment, waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any amendment, waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such amendment, waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived or modified except as herein set forth. Failure of Employee or Employer to exercise or otherwise act with respect to any rights granted hereunder in the event of a breach of any of the terms or conditions hereof by the other party, shall not be construed as a waiver of such breach, nor prevent Employee or Employer from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.
          14. Fees and Expenses. If Employee is the prevailing party, Employer shall pay all of Employee's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of (i) Employee's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment) or (ii) Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by Employer under which Employee is or may be entitled to receive benefits.
          15. Notices. All notices, requests, demands or other communications hereunder ("Notice") shall be in writing and shall be given by registered or certified mail, return receipt requested:
if to Employer to:

                    Laclede Steel Company
                    Attn:  John B. McKinney
                    15th Floor
                    One Metropolitan Square
                    St. Louis, Missouri 63102

and, if to Employee, to:

                    H. Bruce Nethington
                    1130 South Geyer Road
                    St. Louis, Missouri 63122

or to such other addresses as to which the parties hereto give Notice in accordance with this paragraph 15.
          16. Construction. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Missouri, notwithstanding the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction. For all purposes hereof, reference to Employer shall include each and every subsidiary and affiliated company of Employer.
          17. Assignability. The services to be performed by Employee hereunder are personal in nature and therefore Employee shall not assign his rights or delegate his obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.
          18. Successors. Subject to the provisions of paragraph 17, this Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns.
          19. Prior Employment Agreements. Any prior Employment Agreement between Employer and Employee is hereby terminated by mutual agreement.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ______________________________
                                        H. BRUCE NETHINGTON

                                                  "Employee"


                                   LACLEDE STEEL COMPANY


                                   By____________________________
                                     John B. McKinney, President

                                                  "Employer"
























































                           EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT is made and entered into as of the 19th day of October 1994, by and between LACLEDE STEEL COMPANY, a Delaware corporation ("Employer"), and LARRY J. SCHNURBUSCH ("Employee").
          WHEREAS, Employee desires to be employed by Employer and Employer desires to employ Employee under the terms and conditions set forth in this Agreement; and
          WHEREAS, it is Employer's intention to employ Employee upon the terms and conditions herein, which recognize and compensate Employee for the obligations of Employee undertaken hereunder, including specifically, but not by way of limitation, the agreement of Employee not to compete with the business of Employer, as provided in paragraph 8(a)(iii) (see page 12), for the period provided in paragraph 8(a) upon the termination of Employee's employment by Employer for any reason; it being understood and agreed that Employee is employed by Employer to protect and expand the business of Employer;
          NOW, THEREFORE, in consideration of the foregoing and the promises and agreements herein contained, the parties agree as follows:
          63. Employment. Employer hereby employs Employee, and Employee hereby accepts such employment from Employer upon the terms and conditions hereinafter set forth.
          64. Term of Employment. The term of Employee's employment under this Agreement shall be for the period commencing October 19, 1994, and continuing through August 2, 1999, or upon the earlier occurrence of any of the following events:
               (a) Whenever Employer and Employee shall mutually agree in writing to terminate Employee's employment by Employer;
               (b)  Upon the death of Employee;
               (c) For "cause," which shall mean Employee's dishonesty or unlawful acts committed in connection with the business of Employer, and which results in substantial gain or profit to Employee.
               (d) At Employer's option and by action of Employer's Board of Directors on thirty (30) days' written notice in the event of Employee's Disability (defined as the failure substantially to discharge Employee's duties as defined under this Agreement for ninety (90) consecutive days or one hundred twenty (120) days (whether or not consecutive) in any twelve (12) month period, as a result of an injury, disease, sickness or other physical or mental incapacity). A determination of Employee's Disability shall be made by a qualified medical doctor licensed to practice in the State of Missouri chosen by Employer subject to Employee's approval, which approval shall not be unreasonably withheld. Employee shall consent to be examined by Employer's medical doctor and shall consent to allow Employee's medical doctor to discuss Employee's medical condition with Employer. Notwithstanding anything to the contrary contained herein, Employee's Disability shall not be deemed to have commenced until full coverage with respect to such Disability shall have been approved by Employer's disability insurance carrier and payment under Employer's group disability policy for such Disability shall have commenced.
          65. Duties of Employee. During Employee's employment by Employer, Employee shall serve Employer to the best of Employee's ability and shall perform such duties as are typically performed by Employer's employee responsible for its engineering, purchasing and energy policies. Employee agrees to devote Employee's time and efforts to the business of Employer (except for usual vacations and reasonable time for attention to personal affairs so long as Employee's performance hereunder is not adversely affected thereby), and to be loyal and faithful at all times, constantly endeavoring to improve Employee's ability and knowledge of the business of Employer in an effort to increase the value of Employee's services for the mutual benefit of Employee and Employer.
          66.  Compensation.
               (a) Employer agrees to pay Employee for Employee's services during the term of Employee's employment hereunder. Employee's base salary shall be the greater of (i) an annual rate of One Hundred Seventy-Eight Thousand Dollars ($178,000.00) or (ii) the highest annual base salary authorized by Employer for Employee after the date hereof. Employee's base salary shall be due and payable in twelve (12) equal monthly installments. Additionally, during the term of Employee's employment by Employer hereunder, Employee's compensation shall be reviewed and may be increased and/or Employee may be paid additional or special compensation including without limitation stock options, stock appreciation rights and other incentive compensation, or bonuses (based on the earnings of Employer, the performance of Employee or otherwise) from time to time by the mutual agreement of Employee and Employer, as determined by Employer. In addition, during the term of this Agreement, Employee shall receive such fringe benefits as are made available by Employer from time to time to other employees of Employer at Employee's level of employment.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason including death or Disability, or (ii) by Employer without "cause" (as defined in paragraph 2 herein) or by Employer for any reason during the "Change of Control Period" (as defined in paragraph 5(b) herein), Employee shall be paid incentive compensation for the fiscal year in which such termination occurred in an amount equal to the product of (a) the amount of incentive compensation to which he would have been entitled for such fiscal year had there been no termination of employment and (b) a fraction, the numerator of which is the number of days of such fiscal year in which Employee remained in the employment of Employer and the denominator of which is 365.
          67.  Life Insurance Benefits.
               (a) During the term of this Agreement, Employer shall be obligated to keep in force life insurance on the life of Employee in the amount of Six Hundred Twenty-Two Thousand Dollars ($622,000.00), Three Hundred Thousand Dollars ($300,000.00) of which will consist of permanent insurance on the life of Employee owned by Employee or his designee.
               (b) In the event of the termination of Employee's employment either (i) by Employee for any reason, or (ii) by Employer without "cause" (as defined in paragraph 2 herein), or by Employer for any reason during the period commencing with the date of a Change of Control (as defined in Paragraph 6(b)) and ending the earlier of (a) twenty-four months following the Change of Control, or (b) August 2, 1999, (the "Change of Control Period"), Employer agrees to keep in force the permanent life insurance set forth in subparagraph (a) of this paragraph 5 for the duration of Employee's life. Employer may fulfill this obligation by satisfying the premium requirement so that such permanent insurance is fully paid under the terms of such permanent insurance policy. Employer's obligation to pay permanent life insurance premiums under this subparagraph (b) will survive the term of this Agreement.
               (c) In the event of the termination of Employee's employment by Employer for "cause" (as defined in paragraph 2 herein), other than during the Change of Control Period, then Employer's obligation to pay premiums under this paragraph 5 will cease.
               (d) Employer agrees to reimburse Employee for any tax due on the annual permanent insurance premium paid by Employer.
               (e) The amount of insurance described in subparagraph (a) may be increased by the Board of Directors.
          6.  Termination.
               (a) In the event of the termination of Employee's employment by Employer, without "cause" (as defined in paragraph 2 herein), then, in lieu of any further salary payment pursuant to paragraph 4(a) herein, Employer agrees to pay Employee for the remaining term of this Agreement at an annual rate equal to the average of Employee's "compensation" for the three fiscal years preceding the year of such termination. For this purpose the term "compensation" means Employee's base salary in effect for a particular year plus the incentive compensation received by the Employee with respect to services rendered in such year whether or not such incentive compensation is actually paid in such year. Amounts described above due Employee under this paragraph 6(a) shall be due and payable for the duration of the remaining term in equal monthly installments. In addition to the foregoing, Employer shall continue, for the duration of the remaining term, to provide Employee with such additional fringe benefits to which Employee was entitled as of the day immediately prior to the date of such termination.
               (b) If (a) Employer shall terminate Employee's employment for any reason during the period commencing with the date of a Change of Control (as hereinafter defined) and ending the earlier of (i) twenty-four months after the Change of Control, or (ii) August 2, 1999 (the "Change of Control Period"), or (b) Employee shall terminate his employment during the Change of Control Period for Good Reason as hereinafter defined, Employer shall pay to Employee upon such termination of employment, in a single lump cash sum, an amount equal to the lesser of (a) Five Hundred Fifty Thousand Dollars ($550,000) or (b) One Dollar ($1.00) less than 300% of Employee's Base Amount as hereinafter defined. Such payment shall be in lieu of further salary payments under paragraph 4(a) or payments (other than retirement and deferred compensation payments) under paragraph 6(a). Notwithstanding anything to the contrary contained herein, nothing in this Agreement shall relieve Employer of its obligation of providing Employee with all retirement benefits in accordance with the terms of all retirement and deferred compensation plans in which Employee participates, including without limitation, Employer's obligation under Section IV of the Key Employee Retirement Agreement between Employer and Employee maintained pursuant to the Laclede Steel Company Key Employee Retirement Plan.
          The term "Good Reason" shall mean the failure of Employer to comply with the following requirement: During the Change of Control Period, (i) Employee's base salary, position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held or exercised by or assigned to Employee at any time during the 90-day period immediately preceding the date of the Change of Control and (ii) Employee's services shall be performed at the location where Employee was employed immediately preceding the date of the Change of Control.
          The term "Base Amount" shall mean Employee's average annual compensation from Employer (as reported on Form W-2) for the five consecutive calendar years ending with the calendar year immediately preceding the Change of Control.
          The term "Change of Control" shall mean a change of control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"), or any comparable successor provisions. Without limiting the foregoing, a "Change of Control" also means for purposes of this Agreement, regardless of its meaning under the provisions of the Exchange Act:
          (i) The purchase or other acquisition (other than from Employer) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Exchange Act (excluding, for this purpose, Employer or its subsidiaries or any employee benefit plan of Employer or its subsidiaries), of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding shares of common stock or the combined voting power of Employer's then outstanding voting securities entitled to vote in the election of directors; or
          (ii) The receipt of proxies for the election of directors of Employer in opposition to management's slate of nominees which proxies aggregate more than 40% of the then outstanding voting stock of Employer; or
          (iii) Individuals who, as of the date hereof, constitute the Board of Directors of Employer (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board, provided that any person (other than a person whose election or nomination or whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of Employer, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) who becomes a director subsequent to the date hereof whose election, or nomination for election by Employer's shareholders, was approved by a vote of at least three-quarters of the directors then comprising the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or
          (iv) Approval by the stockholders of Employer of a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of Employer immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Employer or of the sale of all or substantially all of the assets of Employer.
               (c) In the event of a determination that payments under paragraph 6(b), together with any other payments which Employee has a right to receive from Employer constitute a "payment" within the meaning of
Section 280G(b)(2)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), then Employer shall pay to Employee, in a lump sum, an amount equal to the sum of (i) any excise tax that would be imposed by Section 4999 of the Code and payable by Employee, and (ii) an additional amount which, when added to the amount of the excise tax payable, equals an aggregate payment sufficient to pay all federal, state and local income taxes due on the aggregate payment, including interest and penalties, and leave a net amount equal to the excise tax payable. For purposes of this paragraph, the term "determination" means
(i) a decision by the Tax Court which has become final, as defined in
Section 7481 of the Code or (ii) a judgment, decree, or other order by any court of competent jurisdiction which has become final. Employer shall pay all reasonable legal fees incurred in connection with a determination on this issue. If both Employer and Employee elect to forego a court proceeding on this issue, Employer agrees to pay Employee the amount set forth in this paragraph 6(c) without a determination and to pay all reasonable legal fees incurred prior to such election.
          7. Extent of Services. Employee shall devote Employee's time, attention and energy to the business of Employer, and shall not during the term of this Agreement, or any extension hereof, without Employer's consent, be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage; but nothing contained herein shall be construed as preventing Employee from investing his assets in such form or manner as will not require any service on the part of Employee in the operation of the affairs of the corporations or other entities in which Employee may invest his assets.
          8.  Covenants of Employee.
               (a) During the term of Employee's employment with Employer, and for a period of one (1) year after the termination of such employment, for whatever reason, except for the termination of Employee's employment under circumstances which constitute a violation by Employer of the provisions of this Agreement, Employee covenants and agrees that Employee will not (except as required in Employee's duties to Employer), in any manner directly or indirectly:
                    (i) Disclose or divulge to any person, entity, firm or company whatsoever, or use for Employee's own benefit or the benefit of any other person, entity, firm or company directly or indirectly, in competition with the business of Employer, as the same may exist at the date of such cessation, any proprietary business methods, customer lists, supplier lists, business plans or other information or data of Employer, without regard to whether all of the foregoing matters will otherwise be deemed confidential, material or important, the parties hereto stipulating that as between them, the same are important, material and confidential and greatly affect the effective and successful conduct of the business and the goodwill of Employer, and that any breach of the terms of this subparagraph (i) shall be a material breach of this Agreement;
                    (ii) Solicit, divert, take away or interfere with any of the customers, trade, business, patronage, employees or agents of Employer;
                    (iii) Engage, directly or indirectly, either personally or as an employee, partner, associate, officer, manager, agent, advisor, consultant or otherwise, or by means of any corporate or other entity or device, in any business competitive with the business of Employer.
               (b) For purposes hereof, a business will be deemed competitive if (i) such business involves the manufacture and sale of steel, or any other business which is competitive, during or as of the date of cessation of Employee's employment, with any business then being conducted by Employer or as to which Employer has at such time formulated definitive plans to enter; and
(ii) such business makes substantial sales of products competitive with those of Employer in any of the States of Missouri, Illinois, Indiana, Iowa, Michigan and Ohio.
               (c) All of the covenants on behalf of Employee contained in this paragraph 8 shall be construed as agreements independent of any other provision of this Agreement, and the existence of any claim or cause of action against Employer, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by Employer of these covenants.
               (d) It is the intention of the parties to restrict the activities of Employee under this paragraph 8 only to the extent necessary for the protection of legitimate business interests of Employer, and the parties specifically covenant and agree that should any of the clauses or provisions set forth herein, under any set of circumstances not now foreseen by the parties, be held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, then and in that event, it is the intention of the parties hereto that, in lieu of each such clause or provision of this paragraph 8, there shall be substituted or added, and there is hereby substituted or added, terms to such illegal, invalid or unenforceable clause or provision as may be legal, valid and enforceable.
          9 Expenses. In addition to compensation paid to Employee under paragraph 4 hereof, during the period of Employee's employment, Employer will pay directly or reimburse Employee for reasonable and necessary expenses incurred by Employee in the interest of the business of Employer. All such expenses paid by Employee will be reimbursed by Employer upon presentation by Employee, from time to time, of an itemized account of such expenditures, accompanied by appropriate receipts or other evidence of payment to the extent necessary to permit the deductibility thereof for Federal income tax purposes.
          10. Documents. Employee agrees that all documents, instruments, drawings, plans, contracts, proposals, records, notebooks, invoices, statements and correspondence, including all copies thereof, relating to the business of Employer, other than purely personal documents, shall be the property of Employer; and upon the cessation of Employee's employment with Employer, for whatever reason, all of the same then in Employee's possession, whether prepared by Employee or others, will be left with or immediately delivered to Employer.
          11. Remedies. It is agreed that any material breach or evasion of any of the terms of this Agreement by Employee will result in immediate and irreparable injury to Employer and will authorize recourse to injunction and/or specific performance as well as to all other legal or equitable remedies to which Employer may be entitled. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy whether given hereunder or not or whether hereafter existing at law or in equity, by statute or otherwise. The election of any one or more remedies by Employer or Employee shall not constitute a waiver of the right to pursue other available remedies at any time or cumulatively from time-to-time.
          12. Severability. All agreements and covenants herein contained are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall continue in full force and effect and, subject to paragraph 8(d) hereof, shall be interpreted as if such invalid agreement or covenant were not contained herein.
          13 Waiver or Modification. No amendment, waiver or modification of this Agreement or of any covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith, and no evidence of any amendment, waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties hereunder, unless such amendment, waiver or modification is in writing, duly executed as aforesaid, and the parties further agree that the provisions of this paragraph may not be waived or modified except as herein set forth. Failure of Employee or Employer to exercise or otherwise act with respect to any rights granted hereunder in the event of a breach of any of the terms or conditions hereof by the other party, shall not be construed as a waiver of such breach, nor prevent Employee or Employer from thereafter enforcing strict compliance with any and all of the terms and conditions hereof.
          14. Fees and Expenses. If Employee is the prevailing party, Employer shall pay all of Employee's reasonable legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by Employee as a result of (i) Employee's termination of employment (including all such fees and expenses, if any, incurred in contesting or disputing any such termination of employment) or (ii) Employee's seeking to obtain or enforce any right or benefit provided by this Agreement or by any other plan or arrangement maintained by Employer under which Employee is or may be entitled to receive benefits.
          15. Notices. All notices, requests, demands or other communications hereunder ("Notice") shall be in writing and shall be given by registered or certified mail, return receipt requested:
if to Employer to:

                    Laclede Steel Company
                    Attn:  John B. McKinney
                    15th Floor
                    One Metropolitan Square
                    St. Louis, Missouri 63102

and, if to Employee, to:

                    Larry J. Schnurbusch
                    12248 Winrock
                    St. Louis, Missouri 63141

or to such other addresses as to which the parties hereto give Notice in accordance with this paragraph 15.
          16. Construction. This Agreement shall be governed by and construed and interpreted according to the laws of the State of Missouri, notwithstanding the place of execution hereof, nor the performance of any acts in connection herewith or hereunder in any other jurisdiction. For all purposes hereof, reference to Employer shall include each and every subsidiary and affiliated company of Employer.
          17. Assignability. The services to be performed by Employee hereunder are personal in nature and therefore Employee shall not assign his rights or delegate his obligations under this Agreement, and any attempted or purported assignment or delegation not herein permitted shall be null and void.
          18. Successors. Subject to the provisions of paragraph 17, this Agreement shall be binding upon and shall inure to the benefit of Employer and Employee and their respective heirs, executors, administrators, legal representatives, successors and assigns.
          19. Prior Employment Agreements. Any prior Employment Agreement between Employer and Employee is hereby terminated by mutual agreement.
          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                   ______________________________
                                        LARRY J. SCHNURBUSCH

                                                  "Employee"


                                   LACLEDE STEEL COMPANY


                                   By____________________________
                                     John B. McKinney, President

                                                  "Employer"